PROMISSORY NOTE

1. DATE AND PARTIES. This Promissory Note ("Note") is dated as of September 30, 1997, and the parties and their mailing addresses and Borrower's tax identification number are as follows:

         BORROWER:         Eckler Industries, Inc.
                           5200 S. Washington Avenue
                           Titusville, FL  32780
                           Tax ID Number:  applied for

         HOLDER:           Stephens Inc.
                           950 East Paces Ferry Road, Suite 310
                           Atlanta, GA  30326
                           ATTN:  David Linch

2. PROMISE TO PAY. For value received, Borrower promises to pay to the order of Holder, in accordance with the provisions of this Note, at Holder's office at the address above, or at such other place as Holder may designate, the principal sum of

         One Million Five Hundred Thousand and  No/100 Dollars ($1,500,000.00)

         plus interest from the date of disbursement on the unpaid principal balance at the rate of ten percent (10%) per annum.

         After the Maturity Date (defined herein), whether by acceleration or otherwise, the Note shall bear interest at the maximum rate allowed by law until paid in full. The interest permitted by this Note is limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under applicable federal and state laws, whichever is greater. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower. All fees and charges accrued, assessed, or collected which constitute interest shall be amortized and pro-rated over the full term of the Note for purposes of determining the Maximum Lawful Interest.

3.       ADVANCE AND FUNDING PROVISIONS.

         This Note is a Term Note. No advances will be made after the initial advance.

4. TERMS OF PAYMENT: All principal advanced under this Note and all interest accrued under this Note are due and payable to Holder and shall be paid to Holder as follows:



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                  all unpaid interest then accrued is due and payable in monthly payments on the first day of each month, beginning on the first day of November, 1997, with one final payment on the fifteenth (15th) day of October, 1998 (the "Maturity Date") in
                  an  amount  equal  to  the  entire   principal   balance  then
                  outstanding under this Note, plus all unpaid interest then accrued under the terms of this Note.

         Additionally, if Smart Choice Automotive Group, Inc. ("Smart Choice") or any of its affiliates shall, prior to the repayment in full of the entire indebtedness evidenced by this Note, either (i) issue any debt or equity securities in a public offering; or (ii) issue, in the aggregate, more than seven and one-half (7.5) million dollars of debt or equity securities in one or more private placements, including any securitization or other sale or financing of chattel paper or receivables, but excluding floor plan financing; then (in either of such events) this Note shall mature and all outstanding principal and all accrued and unpaid interest on the Note shall be paid in full on the date of closing of such issuance.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         COLLATERAL: The collateral (the "Collateral") securing this note includes but is not limited to:

                  All accounts receivable now owing or in the future accruing to Borrower, all inventory, equipment, instruments, documents, chattel paper and general intangibles now owned by or hereafter acquired by Borrower as more particularly described in that certain Security Agreement between Holder and Borrower of even date herewith; and

                  All of the issued and outstanding capital stock of Eckler Industries, Inc. on terms and conditions more particularly described in that certain Security Agreement between Holder and Smart Choice of even date herewith.

         This Note is also guaranteed under Guaranty Agreement of even date herewith by Smart Choice in favor of Holder.

5. RECEIPT OF COPY. By signing this Note, Borrower acknowledges that he has read this entire Note and Exhibits, if any, prior to execution and that it received a copy (copies) of this Note. Borrower agrees to all provisions of this Note and undertakes to perform all obligations of Borrower hereunder.

6. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances, or conditions ("Events of Default"):

         (a)      Failure by Borrower to make any payment to Holder when due;
         (b) A default or breach under any of the terms of the Note, or any other Loan Document (as hereinafter defined);


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         (c)      A default or breach  under any of the terms of any note,  loan
                  agreement,   security  agreement,   subordination   agreement,
                  mortgage, deed of trust, deed to secure debt, assignment of beneficial interest, guaranty agreement, trust deed or any other document or instrument evidencing, guaranteeing, or securing any other obligations of Borrower;
         (d)      The   making  or   furnishing   of  any   verbal  or   written
                  representation, statement, or warranty to Holder which is false or incorrect in any material respect or the failure to furnish facts necessary to prevent any statement made by, or on behalf of Borrower or any guarantor of the Note or other obligations of Borrower to Holder from being materially misleading;
         (e) The death, dissolution, liquidation or insolvency of Borrower, the appointment of a receiver by or on the behalf of Borrower, the assignment for the benefit of creditors by or on behalf of
                  Borrower,   the  voluntary  or   involuntary   termination  of
                  existence by Borrower or any guarantor or the commencement under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower or any guarantor of the Note or other obligation of Borrower to Holder;
         (f)      Entry of a judgment against Borrower or any guarantor;
         (g) A material adverse change in the financial condition of Borrower or any guarantor; or a good faith belief by Holder at any time that Holder is insecure, that the prospect of any payment is impaired, or that any collateral securing the Note is impaired; (h) Failure of Borrower or of any guarantor to pay and provide proof of payment of any tax, assessment, rent, insurance premium, or escrow payment on or before its due date;
         (i) Without the prior written consent of Holder: (i) creation of any lien or encumbrance on, or any sale, lease or transfer of, or any contract to transfer, sell or lease, any collateral securing the Note or other obligation of Borrower to Holder;
                  (ii) transfer of ownership or control of the business of Borrower or Smart Choice or more than fifty percent (50%) of the ownership of Borrower or Smart Choice, whether by transfer of shares, partnership interest, joint venture, pledge or otherwise; or (iii) any action by Borrower or any guarantor to become a party to any merger or consolidation;

          (j) Without first having given Holder thirty (30) days' prior written notice: (i) any action by Borrower or Smart Choice to guarantee or otherwise in any way become liable or be responsible for the indebtedness or obligation of any other person or entity; (ii) any action by Borrower or Smart Choice to acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any entity; (iii) any expansion, acquisition or entry into any additional businesses or lines of business or establishment of business locations other than their present businesses; or (iv) the establishment of any subsidiary, partnership or joint venture for such purpose; any material change in the management or business of the Borrower or Smart Choice or entry into any management contract delegating effective management or control to third parties;


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         (k)      The  termination of any guaranty of the Note by any guarantor, or a default on any debt owed by Borrower or any guarantor to any other creditor;
         (l) Use of any portion of the loan proceeds in any transaction which may cause Holder to directly or indirectly incur any securities or environmental liability; or
         (m) Any charge or indictment against Borrower or any guarantor under a federal or state law for which forfeiture of any portion of the Collateral is a potential penalty.

7.       REMEDIES ON DEFAULT.

         If an Event of Default occurs, then Holder may exercise any one or more of the following rights and remedies, and any other rights and remedies provided in any of the Loan Documents as Holder, in its sole discretion, may deem necessary or appropriate:

                  (a) declare the unpaid principal of, and all interest then accrued, on the Loan and the Note, to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding,

                  (b)      reduce any claim to judgment, and/or

                  (c) without notice of default or demand, pursue and enforce any of Holder's rights and remedies under any of the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement;

provided, however, that if any Event of Default specified in Subsection (e) above shall occur, the principal of, and all interest then accrued on, the Note and other liabilities hereunder shall thereupon become due and payable automatically and concurrently therewith, without any further action by Holder and without presentment, demand, protest, notice of default, notice of acceleration or intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.



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8.   SET-OFF.  Borrower acknowledges and agrees that upon the occurrence of an Event of Default, Holder may exercise its right of set-off, without demand or notice to Borrower or any other person or entity, to pay all or any part of the outstanding principal and accrued interest owed on this Note against any obligation Holder or any participant in the Note may have, now or hereafter, to pay money to Borrower, including but not limited to any balances in any account of Borrower. Where Borrower may obtain payment only with the endorsement or consent of someone who has not agreed to pay this Note, Holder's right of set-off will extend to Borrower's interest in the obligation. Holder's right of set-off will not apply to accounts or obligations in which Borrower's rights are solely as a fiduciary for another or to accounts exempt by law from the claims of creditors. Holder's right of set-off may be exercised without regard to the existence or value of any Collateral securing this Note, and without regard to the number or creditworthiness of any other persons or entities who have agreed to pay this Note. Borrower agrees to indemnify and hold Holder harmless from any person's or entity's claims arising as a result of Holder's exercise of Holder's right of set-off and the costs and expenses arising from any such claim, including without limitation, attorney's fees. In addition to the right of set-off, to further secure payment of the Note, Borrower hereby grants, conveys and transfers to Holder a continuing security interest in all of Borrower's accounts with Holder or with any participant in the Note.

9. COLLECTION EXPENSES. Upon a default on this Note, Holder may recover from Borrower and all guarantors or any of them, all costs and expenses incurred by Holder in collecting and enforcing this Note and reasonable costs and expenses in preserving, selling or disposing of collateral and realizing on any security. Such costs and expenses shall include, but are not limited to, reasonable filing fees, costs of publication, deposition fees, stenographer fees, witness fees, attorneys fees, paralegal fees, and any other court costs, plus costs of collecting and enforcing the Note. Any such reasonable collection costs and expenses shall be added to the principal amount of the Note and shall accrue interest at the same rate as the Note.

10. ATTORNEYS' FEES. Borrower indemnifies Holder and holds Holder harmless for all reasonable attorneys fees incurred by Holder, without limitation, for the enforcement and collection of the obligations under this Note, if it is placed in the hands of an attorney for collection, or for the protection of any collateral or lien which secures this Note.

11. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. In regard to this Note, Borrower and each guarantor:

               (a) Waive protest, presentment for payment, notice of dishonor, notice of intent to accelerate, and notice of acceleration;

               (b) Consent to any one or multiple renewals or extensions of time for payment on this Note;

               (c) Consent to Holder's release of any guarantor, surety, endorser or co-signer;

               (d) Consent to the release or substitution of any collateral or any failure by Holder to perfect or continue a security interest in any collateral or any impairment of any collateral;

               (e) Consent to any modification of the terms of this Note or any instrument securing, guaranteeing, or relating to this Note;

               (f) Consent to any and all sales, repurchases, and participations of this Note to any person or entity in any amounts and waive notice of such sales, repurchases, or participations of this Note; and



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               (g)  Consent  to  Holder's  right  of  set-off  as  well  as  any participating Holder's right to set-off.

12. ADDITIONAL COLLATERAL. If Holder at any time deems any portion of the collateral securing this Note to be unsatisfactory because of a decrease or potential decrease in its value, upon demand, Borrower shall furnish such additional collateral or make such payment upon the accrued interest and principal balance of the Note as Holder may request.

13. NO DUTY BY Holder. Holder is under no duty to preserve or protect any collateral until Holder is in actual possession of the collateral. Holder shall only be deemed to be in "actual" possession of the collateral when Holder has physical, immediate, and exclusive control over the collateral and has affirmatively accepted such control.

14. APPLICATION OF PAYMENTS. All payments on this Note, including, but not limited to, regular payments or prepayments, received by Holder shall be applied first to costs and expenses, then to accrued interest, and the balance, if any, to principal. No prepayment shall excuse or defer Borrower's subsequent payment obligations.

15. JOINT AND SEVERAL. Borrower and any other signers shall be jointly and severally liable under this Note.

 16. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Holder upon any material change in financial or business condition, upon Holder's written request, and in the event of no request, at least annually, current financial statements of the Borrower, which is certified by Borrower and Borrower's accountant to be true and accurate. The requirements of this paragraph shall be in addition to any imposed by any security agreement or other loan documents executed in connection with the Note.

17. NO OBLIGATION TO RENEW. Borrower must repay the entire principal balance of the Note and unpaid interest when due. The Holder is under no obligation to renew or extend the Note or to refinance the Loan at any time.

18. NO DEFENSES. Borrower represents and warrants to Holder that as of the date of this Note Borrower has no claims or causes of action against the Holder, nor any defenses, set-offs, or counterclaims to this Note or the repayment in full according to the terms hereof, and in consideration of the making hereof or the renewal or extension hereof, Borrower releases all rights or claims whatsoever of Borrower against Holder.



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19.  RELEASE OF INFORMATION. Borrower authorizes Holder to disclose, without any additional consent, information concerning this Note for any one or more of the following purposes: to complete the transaction contemplated hereby, to verify and disclose the existence and condition of the account for credit reporting purposes, to perfect any security interest, or to collect any money the Holder in good faith believes Borrower owes, to disclose to Holder's attorneys or collection agents, to disclose to Holder's accountants or auditors as part of the review of the Holder's business affairs, to verify the accuracy of any statement made to Holder, as part of the Holder's report to officials of any governmental authority or self-regulatory organization that regulates the business of Holder or its affiliates, for the sale or transfer of the Note or an interest therein, or for any other legitimate business purpose of Holder.

20.      GENERAL PROVISIONS.

         (a) TIME OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.

         (b) NO WAIVER BY HOLDER. Holder's course of dealing or Holder's forbearance from, or delay in, the exercise of any of Holder's rights, remedies, privileges, or right to insist upon Borrower's strict performance of any provisions contained in this Note or other Loan Documents shall not be construed as a waiver by Holder, unless any such waiver is in writing and signed by Holder.

         (c) AMENDMENT. The provisions contained in this Note may not be amended except through a written amendment signed by Borrower and Holder.

         (d) GOVERNING LAW. This Note shall be governed by the laws of the State of Arkansas, to the extent that such laws are not preempted by federal laws and regulations.

         (e) FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue, and place of jurisdiction shall be in the State of Arkansas, unless otherwise designated in writing by Holder.

         (f) SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors, and assigns of the parties.

         (g) NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         (h) PARAGRAPH HEADINGS. The headings at the beginning of each paragraph and each sub-paragraph in this Note are for convenience only and shall not be dispositive in the interpreting or construing this Note or any part thereof.

         (i) SEVERABILITY. If any provision of this Note shall be unenforceable or void, then such provision shall be deemed severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.

         (j) BORROWER DEFINED. The term "Borrower" includes each and every person and entity signing this Note as a Borrower, and any co-signers.



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         (k)      HOLDER.  The term  "Holder"  shall  include any  transferee or assignee of Holder or any other holder of this Note.

         (l) ENTIRE AGREEMENT. This Note, any guaranty agreement, any security agreement, any pledge agreement, any financing statements and any other documents or instruments executed in connection with this Note by Borrower and Smart Choice, or either of them (collectively, the "Loan Documents"), contain all the terms of the agreement among the parties, and no earlier oral statement or agreement has any force or effect. If any of the terms or provisions relating to the indebtedness or the repayment of the indebtedness contained in a security agreement, mortgage or any of the Loan Documents are inconsistent with the terms of the Note, the terms of the Note shall be controlling. If any terms or provisions relating to the collateral contained in any security agreement, mortgage, or other collateral agreement are inconsistent with the terms of the Note, the terms of the security agreement, mortgage or other collateral agreement, shall be controlling. Borrower agrees that Borrower is not relying on any representation or agreement except those contained in the Loan Documents.

                                        BORROWER:

                                        ECKLER INDUSTRIES, INC.

                                        BY:  /s/ James Neal Hutchinson, Jr.

                                        Title:  Vice President